(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                          dated as of ____________ 2005

                                        PERPETUAL TRUSTEES CONSOLIDATED LIMITED
THE ROYAL BANK OF SCOTLAND PLC          (ABN 81 004 029 841)
("PARTY A")                             IN ITS CAPACITY AS TRUSTEE OF THE
                                        CRUSADE GLOBAL TRUST NO. 1 OF 2005 (IN
                                        THAT CAPACITY, "PARTY B")

                                      AND
-------------------------------------     --------------------------------------

     have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

     Accordingly, the parties agree as follows:--

     1.   INTERPRETATION

     (a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master
     Agreement.

     (b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the
     Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the
     Schedule), such Confirmation will prevail for the purpose of the relevant
     Transaction.

     (c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this
     "Agreement"), and the parties would not otherwise enter into any
     Transactions.

     2.   OBLIGATIONS

     (a)  GENERAL CONDITIONS.

          (i) Each party will make each payment or delivery specified in each
          Confirmation to be made by it, subject to the other provisions of this
          Agreement.

          (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this
          Agreement.

          (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential
          Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

     (b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
     Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

     (c) NETTING. If on any date amounts would otherwise be payable:--

          (i) in the same currency; and

          (ii) in respect of the same Transaction,

     by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

     The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such
     Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

     (d) DEDUCTION OR WITHHOLDING FOR TAX.

          (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1) promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y,
               evidencing such payment to such authorities; and

                                  ISDA(R) 1995                                 2

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this
               Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of
               Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                    (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                    (B) the failure of a representation made by Y pursuant to
                    Section 3(f) to be accurate and true unless such failure
                    would not have occurred but for (I) any action taken by a
                    taxing authority, or brought in a court of competent
                    jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a
                    Change in Tax Law.

          (ii) LIABILITY. If:--

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section
               2(d)(i)(4);

               (2) X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

          then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i),
          4(a)(iii) or 4(d)).

     (e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant
     Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section
     6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default
     Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

     3.   REPRESENTATIONS

     Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

     (a) BASIC REPRESENTATIONS.

          (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

                                  ISDA(R) 1995                                 3

          (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this
          Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

          (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

          (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any
          Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

          (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any
          Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

     (b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of
     Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this
     Agreement or any Credit Support Document to which it is a party.

     (c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any
     Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

     (d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material aspect.

     (e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

     (f) PAYEE TAX REPRESENTATIONS. Each representation specified in the
     Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

     4.   AGREEMENTS

     Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support
     Document to which it is a party:--

     (a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

          (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

          (ii) any other documents specified in the Schedule or any
          Confirmation; and

                                  ISDA(R) 1995                                 4

          (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

     in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

     (b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this
     Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

     (c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

     (d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

     (e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this
     Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax
     Jurisdiction with respect to the other party.

     5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

     (a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any
     Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

          (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or
          2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

          (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or
          2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

          (iii) CREDIT SUPPORT DEFAULT.

               (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit
               Support Document if such failure is continuing after any
               applicable grace period has elapsed;

                                  ISDA(R) 1995                                 5

               (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each
               Transaction to which such Credit Support Document relates without the written consent of the other party; or

               (3) the party or such Credit Support Provider disaffirms,
               disclaims, repudiates or rejects, in whole or in part, or
               challenges the validity of, such Credit Support Document;

          (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

          (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support
          Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
          Transaction (or such default continues for at least three Local
          Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

          (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the
          Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit
          Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold
          Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

          (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

               (1) is dissolved (other than pursuant to a consolidation,
               amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability
               generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or
               presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its
               winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

                                  ISDA(R) 1995                                 6

               (6) seeks or becomes subject to the appointment of an
               administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or
               substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8)
               causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive);
               or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

          (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support
          Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

               (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
               Agreement; or

               (2) the benefits of any Credit Support Document fail to extend
               (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

     (b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any
     Specified Entity of such party of any event specified below constitutes an
     Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit
     Event Upon Merger if the event is specified pursuant to (iv) below or an
     Additional Termination Event if the event is specified pursuant to (v)
     below:--

          (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section
          4(b)) for such party (which will be the Affected Party):--

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party
               (or such Credit Support Provider) has under any Credit Support
               Document relating to such Transaction;

          (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)
          a Change in Tax Law, the party (which will be the Affected Party)
          will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e),
          6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
          Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or
          (B));

                                  ISDA(R) 1995                                 7

          (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e),
          6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or
          (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the
          Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

          (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is
          specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of
          X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section
          5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit
          Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party);
          or

          (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination
          Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional
          Termination Event in the Schedule or such Confirmation).

     (c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

     6.   EARLY TERMINATION

     (a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination
     Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto,
     (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in
     Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

     (b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

          (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

                                  ISDA(R) 1995                                 8

          (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one
          Affected Party, or if a Tax Event Upon Merger occurs and the Burdened
          Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section
          6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i)
          all its rights and obligations under this Agreement in respect of the
          Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

          If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

          Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

          (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1)
          or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

          (iv) RIGHT TO TERMINATE. If:--

               (1) a transfer under Section 6(b)(ii) or an agreement under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an
               Affected Party gives notice under Section 6(b)(i); or

               (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon
               Merger or an Additional Termination Event occurs, or a Tax Event
               Upon Merger occurs and the Burdened Party is not the Affected
               Party,

          either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a
          Tax Event or an Additional Termination Event if there is more than one
          Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event
          if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination
          Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

     (c) EFFECT OF DESIGNATION.

          (i) If notice designating an Early Termination Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or
          Termination Event is then continuing.

          (ii) Upon the occurrence or effective designation of an Early
          Termination Date, no further payments or deliveries under Section
          2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early
          Termination Date shall be determined pursuant to Section 6(e).

     (d) CALCULATIONS.

                                  ISDA(R) 1995                                 9

          (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

          (ii) PAYMENT DATE. An amount calculated as being due in respect of any
          Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an
          Early Termination Date which is designated or occurs as a result of an
          Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the
     Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the
     Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) EVENTS OF DEFAULT. If the Early Termination Date results from an
          Event of Default:--

               (1) First Method and Market Quotation. If the First Method and
               Market Quotation apply, the Defaulting Party will pay to the
               Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting
               Party) in respect of the Terminated Transactions and the
               Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency
               Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) Second Method and Market Quotation. If the Second Method and
               Market Quotation apply, an amount will be payable equal to (A)
               the sum of the Settlement Amount (determined by the
               Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts
               owing to the Non-defaulting Party less (B) the Termination
               Currency Equivalent of the Unpaid Amounts owing to the Defaulting
               Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

               (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's
               Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting
               Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                                  ISDA(R) 1995                                10

          (ii) TERMINATION EVENTS. If the Early Termination Date results from a
          Termination Event:--

               (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section
               6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the
               Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2) Two Affected Parties. If there are two Affected Parties:--

                    (A) if Market Quotation applies, each party will determine a
                    Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a)
                    one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the
                    Settlement Amount of the party with the lower Settlement
                    Amount ("Y") and (b) the Termination Currency Equivalent of
                    the Unpaid Amounts owing to X less (II) the Termination
                    Currency Equivalent of the Unpaid Amounts owing to Y; and

                    (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the
                    Transactions are being terminated, in respect of all
                    Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with
                    the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X;
               if it is a negative number, X will pay the absolute value of that amount to Y.

          (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early
          Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e)
          will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

          (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

     7.   TRANSFER

     Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

     (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

     (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

     Any purported transfer that is not in compliance with this Section will be void.

                                  ISDA(R) 1995                                11

     8.   CONTRACTUAL CURRENCY

     (a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the
     Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the
     Contractual Currency of all amounts payable in respect of this Agreement.
     If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this
     Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the
     Contractual Currency as may be necessary to compensate for the shortfall.
     If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
     Agreement, the party receiving the payment will refund promptly the amount of such excess.

     (b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this
     Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or
     (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

     (c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

     (d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

     9.   MISCELLANEOUS

     (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

     (b) AMENDMENTS. No amendment, modification or waiver in respect of this
     Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

     (c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
     6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

                                  ISDA(R) 1995                                12

     (d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

     (e) COUNTERPARTS AND CONFIRMATIONS.

          (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts
          (including by facsimile transmission), each of which will be deemed an original.

          (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts
          (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a
          Confirmation.

     (f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

     (g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

     10.  OFFICES; MULTIBRANCH PARTIES

     (a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

     (b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

     (c) If a party is specified as a Multibranch Party in the Schedule, such
     Multibranch Party may make and receive payments or deliveries under any
     Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

     11.  EXPENSES

     A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit
     Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

     12.  NOTICES

     (a) EFFECTIVENESS. Any notice or other communication in respect of this
     Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
     Schedule) and will be deemed effective as indicated:--

                                  ISDA(R) 1995                                13

          (i) if in writing and delivered in person or by courier, on the date it is delivered;

          (ii) if sent by telex, on the date the recipient's answerback is received;

          (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form
          (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

          (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

          (v) if sent by electronic messaging system, on the date that electronic message is received,

     unless the date of delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered
     (or attempted) or received, as applicable, after the close of business on a
     Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

     (b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

     13.  GOVERNING LAW AND JURISDICTION

     (a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

     (b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

          (i) submits to the jurisdiction of the English courts, if this
          Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

          (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such
          Proceedings, that such court does not have any jurisdiction over such party.

     Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3)
     of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

     (c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent
     (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12.
     Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

                                  ISDA(R) 1995                                14

     (d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii)
     jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

     14.  DEFINITIONS

     As used in this Agreement:--

     "ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

     "AFFECTED PARTY" has the meaning specified in Section 5(b).

     "AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
     Transactions affected by the occurrence of such Termination Event and (b)
     with respect to any other Termination Event, all Transactions.

     "AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose,
     "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

     "APPLICABLE RATE" means:--

     (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

     (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section
     6(d)(ii)) on which that amount is payable, the Default Rate;

     (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the
     Non-default Rate; and

     (d) in all other cases, the Termination Rate.

     "BURDENED PARTY" has the meaning specified in Section 5(b).

     "CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

     "CONSENT" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

     "CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

     "CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

     "CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

                                  ISDA(R) 1995                                15

     "DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

     "DEFAULTING PARTY" has the meaning specified in Section 6(a).

     "EARLY TERMINATION DATE" means the date determined in accordance with
     Section 6(a) or 6(b)(iv).

     "EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

     "ILLEGALITY" has the meaning specified in Section 5(b).

     "INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

     "LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

     "LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant
     Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

     "LOSS" means, with respect to this Agreement or one or more Terminated
     Transactions, as the case may be, and a party, the Termination Currency
     Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated
     Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or
     6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

     "MARKET QUOTATION" means, with respect to one or more Terminated
     Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the

                                  ISDA(R) 1995                                16

     quoting Reference Market-maker to enter into a transaction (the
     "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under
     Section 2(a)(i) in respect of such Terminated Transaction or group of
     Terminated Transactions that would, but for the occurrence of the relevant
     Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination
     Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.
     The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference
     Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination
     Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obligated to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market
     Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated
     Transactions cannot be determined.

     "NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting party (as certified by it) if it were to fund the relevant amount.

     "NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

     "OFFICE" means a branch or office of a party, which may be such party's head or home office.

     "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

     "REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

     "RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions
     (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

     "SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

     "SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

     "SETTLEMENT AMOUNT" means, with respect to a party and any Early
     Termination Date, the sum of:--

     (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of
     Terminated Transactions for which a Market Quotation is determined; and

                                  ISDA(R) 1995                                17

     (b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of
     Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

     "SPECIFIED ENTITY" has the meaning specified in the Schedule.

     "SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation
     (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

     "SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
     (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support
     Provider of such party or any applicable Specified Entity of such party)
     and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party)
     which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this
     Agreement or the relevant confirmation.

     "STAMP TAX" means any stamp, registration, documentation or similar tax.

     "TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

     "TAX EVENT" has the meaning specified in Section 5(b).

     "TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

     "TERMINATED TRANSACTIONS" means with respect to any Early Termination Date
     (a) if resulting from a Termination Event, all Affected Transactions and
     (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early
     Termination" applies, immediately before that Early Termination Date).

     "TERMINATION CURRENCY" has the meaning specified in the Schedule.

     "TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the
     Termination Currency (the "Other Currency"), the amount in the Termination
     Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant
     Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m.
     (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

     "TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon
     Merger or, if specified to be applicable, a Credit Event Upon Merger or an
     Additional Termination Event.

                                  ISDA(R) 1995                                18

     "TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

     "UNPAID AMOUNTS" owing to any party means, with respect to an Early
     Termination Date, the aggregate of (a) in respect of all Terminated
     Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such
     Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding)
     such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

     PARTY A

     SIGNED by                        )
     THE ROYAL BANK OF SCOTLAND PLC   )
                                          --------------------------------------
     in the presence of:              )   Signature
                                      )
                                          --------------------------------------
                                          Print name

     ---------------------------------
     Witness

     ---------------------------------
     Print name

                                  ISDA(R) 1995                                19

     PARTY B

     SIGNED on behalf of               )
     PERPETUAL TRUSTEES CONSOLIDATED   )
     LIMITED                              --------------------------------------
     by its attorney under power of    )  Signature
     attorney in the presence of:      )

                                          --------------------------------------
     ----------------------------------   Print name
     Witness
     ----------------------------------
     Print name

                                  ISDA(R) 1995                                20

                                    SCHEDULE

                                     to the

                              ISDA MASTER AGREEMENT

                             dated as of _____ 2005

                                     between

                   The Royal Bank of Scotland plc ("PARTY A")

                                       and

          Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
               in its capacity as trustee of the Trust ("PARTY B")

                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(1)  "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)  "SPECIFIED TRANSACTION" is not applicable.

(3)  (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(iii) and (iv) will not apply to Party A or Party B.

     (ii) Replace Section 5(a)(i) with:

          "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section
               2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Business Day after the due date;"

     (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party
          (subject to Section 6(aa)(iii) of this Agreement, inserted by Part
          5(13) of this Schedule).

(4)  The "BANKRUPTCY" provisions of Section 5(a)(vii) do not apply to Party B and are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party B in which case Party B will be the Defaulting
     Party); or ". The occurrence of an Insolvency Event under the Security
     Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A and Party B are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a
     Note Downgrade, and Party A and Party B agree to execute such a novation agreement in a form as published by the International Swaps and Derivatives
     Association, Inc.

(5)  The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

     will not apply to Party A.
     will not apply to Party B.

(6)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

                                  ISDA(R) 1995                                21

     (i)  Market Quotation will apply; and

     (ii) the Second Method will apply.

(7)  "TERMINATION CURRENCY" means United States Dollars provided that if the payment is payable by Party B to Party A, the Termination Currency shall be in Australian Dollars.

(8)  "ADDITIONAL TERMINATION EVENT" means:

     (i)  An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security
          Trust Deed, the Class A-1 Notes immediately due and payable (and Party
          B is the Affected Party);

     (ii) Party B becomes obliged to make a withholding or deduction in respect of any Class A-1 Notes and the Class A-1 Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section
          6(b)(iv) of the Agreement, as a result thereof, Party B must give a notice designating an Early Termination Date in respect of this
          Agreement and all Transactions; or

     (iii) Party A fails to comply with its obligations under Section 17(a) (and
          Party A is the Affected Party and all Transactions are Affected
          Transactions).

(9)  "TRANSFER TO AVOID TERMINATION EVENT". In Section 6(b)(ii) after the words
     "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a Note
     Downgrade)".

(10) (i) In the TRANSFER provision of Section 7, add a new paragraph (c):

          "(c) Party B may transfer to a Successor Trustee (as defined below) or to avoid an Illegality as specified in Section 5(b)(i)."

     (ii) Add a new paragraph to Section 7 immediately below paragraph (c):

          "In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed,
          Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated
          Rating Agencies of such novation."

                                  ISDA(R) 1995                                22

                                     PART 2
                               TAX REPRESENTATIONS

(1)  PAYER TAX REPRESENTATIONS

     For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)  the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii); and

     (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(2)  PAYEE TAX REPRESENTATIONS

     For the purpose of Section 3(f) of this Agreement:

     Party A makes the following representation:

     It is fully eligible for the benefits of the "Profits", "Business Profits"
     or "Industrial or Commercial Profits" provision, as the case may be, the
     "Interest" provision or the "Other Income" provision (if any) of the tax treaty between the United Kingdom and Australia with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in
     Australia.

     Party B makes the following representations:

     It is an Australian resident and does not derive payments under this
     Agreement in part or in whole carrying on business in a country outside
     Australia at or through a permanent establishment or itself in that country.

     The Trust is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                                  ISDA(R) 1995                                23

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:

PARTY REQUIRED TO                                            DATE BY WHICH TO BE    COVERED BY SECTION
DELIVER DOCUMENT           FORM/DOCUMENT/CERTIFICATE              DELIVERED        3(D) REPRESENTATION
----------------           -------------------------         -------------------   -------------------

Party B               Legal opinions as to the validity      Upon execution and             No
                      and enforceability of the              delivery of this
                      obligations of Party B under this      Agreement
                      Agreement, the Trust Deed, the
                      Security Trust Deed and the Notes in
                      form and substance and issued by
                      legal counsel reasonably acceptable
                      to Party A

Party A and Party B   Certified copies of all corporate      Upon execution and            Yes
                      authorisations (to be certified by     delivery of this
                      an Authorised Officer of the           Agreement or any
                      relevant party) and any other          relevant
                      documents with respect to the          Confirmation
                      execution, delivery and performance
                      of this Agreement and each
                      Confirmation

Party A and Party B   Certificate of authority and           Upon execution and            Yes
                      specimen signatures of individuals     delivery of this
                      executing this Agreement,              Agreement and
                      Confirmations and each Credit          thereafter upon
                      Support Document (as applicable)       request of the
                                                             other party

Party B               Copies (certified to be true copies    Upon execution and            Yes
                      by an authorised signatory of Party    delivery of this
                      B or the Manager) of the Trust Deed,   Agreement
                      the Security Trust Deed, the Note
                      Trust Deed and the Supplementary
                      Terms Notice

Party B               A copy (certified to be a true copy    Promptly upon any             Yes
                      by an authorised signatory of Party    such document
                      B or the Manager) of any document      becoming effective
                      amending or varying the terms of the   in accordance with
                      Trust Deed, the Security Trust Deed,   its terms
                      the Note Trust Deed or the
                      Supplementary Terms Notice where
                      such amendment affects this
                      Agreement or Party A's rights or
                      obligations under this Agreement

Party A               A legal opinion as to the              Upon execution and            Yes
                      enforceability of the obligations of   delivery of this
                      Party A under this Agreement and       Agreement
                      each Confirmation.

                                  ISDA(R) 1995                                24

                                     PART 4

                                  MISCELLANEOUS

(1)  ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     (a)  In connection with Section 12(a), all notices to Party A shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation or, if such information is not specified in the relevant Confirmation, to the address, telex number or facsimile number specified below. All notices for the purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number below.

          Address:     c/-RBS Financial Markets
                       Level 4
                       135 Bishopsgate
                       London EC2M 3UR

          Attention:   Swaps Administrator
          Telephone:   +44 20 7085 5000
          Facsimile:   +44 20 7085 5050

     (b)  All notices or communications to Party B under this Agreement shall be sent to:

          Perpetual Trustees Consolidated Limited
          Attention:   [*]
          Telephone:   [*]
          Facsimile:   [*]
          Telex:       N/A

          With a copy to the Manager:

          Level 12, 55 Market Street, Sydney NSW 2000
          Attention:   Middle Office Compliance Manager
          Telephone:   (03) 9320 5526
          Facsimile:   (03) 9320 5589
          Telex:       N/A

(2)  PROCESS AGENT. For the purpose of Section 13(c):

     Party A appoints as its Process Agent: Not applicable
     Party B appoints as its Process Agent: Not applicable

(3)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(4)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(5)  CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

                                  ISDA(R) 1995                                25

(6)  CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

     (i)  In relation to Party A: Not applicable

     (ii) In relation to Party B: Security Trust Deed

(7)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A: Not applicable
     Credit Support Provider means in relation to Party B: Not applicable

(8)  GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in the state of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of the state of New South Wales and the courts of appeal from them.

(9)  NETTING OF PAYMENTS Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(10) "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. For the purposes of Section 3(c), Party B is deemed not to have any Affiliates.

(11) All payments to be made to Party B under this Agreement by Party A must be made to the US$ Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

                                  ISDA(R) 1995                                26

                                     PART 5

                                OTHER PROVISIONS

(1)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)."

(2)  In Section 2(a)(ii), after "freely transferable funds" add the words "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this Agreement)."

(3)  Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section
     2(a)(iii) as follows:

     "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) of this
          Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

     "(v) Where:

          (1)  payments are due pursuant to Section 2(a)(i) by Party A to Party
               B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B
               PAYMENT") on the same day; and

          (2) the Security Trust Deed has become, and remains at that time, enforceable,

          then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that
          Party A first receives either:

          (3)  the Party B Payment; or

          (4)  confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(4)  Add the following new sentence to Section 2(b):

          "Each new account so designated must be in the same tax jurisdiction as the original account."

(5)  Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

          "if and only if X is Party A and".

(6)  In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(7)  WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support
     Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
     (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

                                  ISDA(R) 1995                                27

(8)  TELEPHONIC RECORDING. Each party:

     (i)  consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automated warning device; and

     (ii) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(9)  FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i)
     immediately after Section 3(f) as follows:

     "(g) NON ASSIGNMENT. Party B represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a
          Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction) it has not assigned (whether absolutely, in equity or otherwise) or declared any trust or given any charge over any of its rights under this Agreement or any Transaction
          (other than, in respect of Party B, the Trust created pursuant to the
          Master Trust Deed and the charge given pursuant to the Security Trust
          Deed).

     (h)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)  NON-RELIANCE. It is acting for its own account (in the case of
               Party B as trustee of the Trust), and it has made its own
               independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication
               (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being
               understood that information and explanations related to the terms and conditions of a Transaction shall not be considered
               investment advice or a recommendation to enter into that
               Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
               independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B, subject to sub-paragraph (i)), the risks of that Transaction.

          (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

     (i)  TRUST. Party B represents to Party A, in respect of Party B only
          (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)  TRUST VALIDLY CREATED. The Trust has been validly created under the laws by which it is stated to be governed and is in existence at the date of this Agreement.

                                  ISDA(R) 1995                                28

          (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

          (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

          (iv) POWER. Party B has power under the Trust Deed to enter into this
               Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

          (v)  GOOD TITLE. Party B has equitable title to the Assets of the
               Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any
               Security Interest permitted under the Trust Deed, as far as Party
               B is aware, those Assets are free from all other Security
               Interests (except for Party B's right of indemnity out of the
               Assets of the Trust)."

(10) In Section 4, add the following new paragraph immediately after Section
     4(e):

     "(f) CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to Section 15, Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise."

(11) EXCHANGE CONTROLS

     Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

     "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

     (A)  exchange controls do not constitute an Illegality or other Termination
          Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

     (B)  if and for so long as exchange controls are imposed, delivery by Party
          B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that
          Confirmation will constitute proper payment of those amounts by Party
          B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(12) CONFIRMATIONS. For the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B a confirmation confirming that Transaction and Party B must (either itself or through the
     Manager) promptly then confirm the accuracy of and sign and return, or request the correction of the Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original
     Confirmation signed by the parties, however any failure to sign an original
     Confirmation will not affect the validity or enforcement of any
     Transaction.

(13) Add a new Section 6(aa):

     "(aa) RESTRICTED TERMINATION RIGHTS

          (i)  TERMINATION BY PARTY B: Party B must not designate an Early
               Termination Date without the prior written consent of the Note
               Trustee.

                                  ISDA(R) 1995                                29

          (ii) CONSULTATION: Each party may only designate an Early Termination
               Date following prior consultation with the other parties as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms Notice, Party B
               may exercise any rights in its capacity as holder of the
               Purchased Receivables only on the instructions of the Note
               Trustee and only after consultation between Party A, the Manager and the Note Trustee.

          (III) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

               (a)  Notwithstanding Part 1(3)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected
                    Party following a Tax Event but only if all Notes will be
                    redeemed at their Invested Amount (or, if the Noteholders by
                    Extraordinary Resolution have so agreed, at their Stated
                    Amount) together with accrued interest to (but excluding)
                    the date of redemption.

               (b)  If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and
                    obligations under this Agreement and each Transaction to an
                    Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each
                    Designated Rating Agency has confirmed in writing that the transfer will not result in a Note Downgrade.

          (IV) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party
               B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party
               B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each
               Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a Note Downgrade".

(14) In Section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of
     Party B that is secured under the Security Trust Deed" after the words
     "ceases to exist" at the end of the first paragraph.

(15) In Section 6(d)(i), in the penultimate line, insert "in the absence of manifest error" after the word "evidence".

(16) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
     Section will be subject to any Set-off." at the end of the first paragraph.

(17) ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions and the 1998 FX and Currency
     Option Definitions (each as published by the International Swaps and
     Derivatives Association, Inc) (together, the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA
     Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each
     Confirmation.

(18) SCOPE OF AGREEMENT.

     Any reference to a:

                                  ISDA(R) 1995                                30

     (a)  "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this Agreement or any Confirmation; and

     (b)  "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the
          ISDA Definitions.

(19) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

     (i)  any Confirmation;

     (ii) the Schedule to the Agreement and Credit Support Annex;

     (iii) the printed form of the ISDA Master Agreement and the ISDA Credit
          Support Annex;

     (iv) the 1998 FX and Currency Option Definitions;

     (v)  the 2000 ISDA Definitions.

(20) Section 12 is amended as follows:

     (i)  In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after
          "Section 5 or 6" in line 2.

     (ii) Section 12(a)(iii) is replaced with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this
          Section, unless the recipient notifies the sender within one Business
          Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

(21) DEFINITIONS AND INTERPRETATION

     Section 14 of the Agreement is modified as follows:

     (a)  New definitions are inserted as follows:

          "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to any Notes by a Designated Rating Agency which results or would result in any rating assigned to those Notes being less than that specified in clause 4.2(f) of the Supplementary
          Terms Notice.

          "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

          "REQUIRED RATING" means a credit rating of not less than:

          (i)  A-1+ (short term) by S & P;

          (ii) P-1 (short term) and A2 (long term) by Moody's; and

          (iii) F1 (short term) and A+ (long term) by Fitch Ratings.

          "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, Crusade
          Management Limited (ABN 90 072 715 916) as Manager, P.T. Limited (ABN
          67 004 454 666) as security trustee and The Bank of New York as note trustee.

          "SUPPLEMENTARY TERMS NOTICE" means the document, so entitled, dated on or about the date of this Agreement between (among others) Party B,
          Crusade Management Limited, St.George Bank Limited (ABN 92 055 513
          070) and P.T. Limited.

                                ISDA(R) 1995                                  31

          "TRUST DEED" means the Master Trust Deed dated 14 March 1998 between
          (among others) Party B, Crusade Management Limited, St.George Bank
          Limited and P.T. Limited, as amended by the Supplementary Terms
          Notice.

     (b)  TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

          (i)  all Transactions under this Agreement are "Hedge Agreements";

          (ii) Party A is a "Support Facility Provider",

          (iii) all obligations of Party B under this Agreement and any/all
               Transactions under it are Secured Moneys.

     (c)  Unless defined in this Agreement, words and phrases defined in the
          Trust Deed, the Security Trust Deed and the Supplementary Terms Notice
          (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust
          Deed, Security Trust Deed or the Supplementary Terms Notice (on the
          other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the
          Supplementary Terms Notice).

     (d)  Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
          Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
          Agreement.

(22) New Sections 15 and 16 are inserted immediately after Section 14 as follows:

     "15. PARTY B PROVISIONS

          (a)  (A) General

               Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this Agreement. Clause 16 of the
               Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

               (B)  Limitation of Party B's Liability

               (1)  Party B enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to
                    paragraph (3) below, a liability arising under or in
                    connection with this Agreement or the Trust can be enforced against Party B only to the extent to which it can be
                    satisfied out of the assets and property of the Trust which are available to satisfy the right of Party B to be
                    exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and
                    obligations of Party B in any way connected with any
                    representation, warranty, conduct, omission, Agreement or
                    transaction related to this Agreement or the Trust.

                                ISDA(R) 1995                                  32

               (2)  Subject to subparagraph (3) below, no person (including any
                    Relevant Party) may take action against Party B in any
                    capacity other than as trustee of the Trust or seek the
                    appointment of a receiver (except under this Agreement), or a liquidator, an administrator or any similar person to
                    Party B or prove in any liquidation, administration or
                    arrangements of or affecting Party B.

               (3)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by
                    operation of law there is a reduction in the extent of Party
                    B's indemnification or exoneration out of the Assets of the
                    Trust as a result of Party B's fraud, negligence, or
                    Default.

               (4)  It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust (other than Party A in its capacity as currency swap provider under this Agreement, in respect of which its obligations are limited to this
                    Agreement). No act or omission of Party B (including any
                    related failure to satisfy its obligations under this
                    Agreement) will be considered fraud, negligence or Default of Party B for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or
                    contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by Party B in
                    accordance with this Agreement or any other Transaction
                    Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

               (5)  In exercising their powers under the Transaction Documents, each of Party B, the Security Trustee and the Noteholders
                    must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this
                    Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud,
                    negligence, or Default of Party B for the purpose of
                    subparagraph (3) above.

               (6)  In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, the Note Registrar,
                    each Paying Agent, the Note Trustee, and the provider of a
                    Support Facility.

               (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

          (b)  Nothing in paragraph (a) or (c) limits Party A in:

               (i)  obtaining an injunction or other order to restrain any breach of this Agreement by Party B;

               (ii) obtaining declaratory relief;

               (iii) in relation to its rights under the Security Trust Deed; or

               (iv) taking any legal action against Party B in its personal capacity under or as a result of the operation of Section
                    15(a)(B)(3).

          (c)  Except as provided in paragraphs (a) and (b), Party A shall not

               (i)  (JUDGMENT) obtain a judgment for the payment of money or damages by Party B;

               (ii) (STATUTORY DEMAND) issue any demand under s459E(1) of the
                    Corporations Act 2001 (Cth) (or any analogous provision
                    under any other law) against Party B;

                                ISDA(R) 1995                                  33

               (iii) (WINDING UP) apply for the winding up or dissolution of
                    Party B;

               (iv) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

               (v)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of Party B;

               (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

               (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

               or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."

          "16. REPLACEMENT CURRENCY SWAP

          (a)  If this Agreement or any Transaction under this Agreement is terminated prior to the day upon which the Class A-1 Notes are repaid in full, Party B must, subject to paragraph (b), enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP")
               but only on the following conditions:

               (i)  the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the
                    Supplementary Terms Notice and this Agreement;

               (ii) the Designated Ratings Agencies confirm that entry into the
                    Replacement Currency Swap by Party B will not cause a Note
                    Downgrade; and

               (iii) the liability of Party B under the Replacement Currency
                    Swap is limited to at least the same extent that its
                    liability is limited under this Agreement or the relevant
                    Transaction under this Agreement.

          (b)  If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap
               Provider to pay any upfront premium to enter into the Replacement
               Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the
               Settlement Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

          (c)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A,
               Party B (either itself or through the Manager) must direct Party
               A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the
               Replacement Currency Swap Provider as payment and to the extent of any premium payable by Party B to enter into the Replacement
               Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B."

(23) APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed,
     Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed.
     Accordingly, subject to the terms of the Trust Deed, the Manager:

          (i)  may arrange, enter into, and monitor Transactions, execute
               Confirmations and exercise all other rights and powers of Party B under this Agreement; and

                                ISDA(R) 1995                                  34

          (ii) without limiting the generality of the foregoing, the Manager shall, issue and receive, on behalf of Party B all notices,
               Confirmations, certificates and other communications to or by
               Party A under this Agreement.

(24) A new Section 17 is added as follows:

     "17. RATING DOWNGRADE

     (a)  If at any time Party A does not have a credit rating equal to or higher than the Required Rating it must, at its cost alone:

          (i)  (A)  within 30 days of a downgrade of Party A's credit rating to lower than "P-1" (short term) by Moody's or A-1+ (short
                    term) by S&P, not lower than "F2" (short term) by Fitch
                    Ratings and not lower than "A3" (long term) by Moody's or
                    "BBB+" (long term) by Fitch Ratings (or such greater period as agreed with each relevant Designated Rating Agency):

                    (1)  deliver collateral to Party B pursuant to the Credit
                         Support Annex to this Agreement in support of its
                         obligations under this Agreement;

                    (2)  procure the novation of each Transaction to a
                         Replacement Currency Swap Provider where such novation
                         does not result in a Note Downgrade; or

                    (3)  enter into some other arrangement in respect of each
                         Transaction which each Designated Rating Agency
                         confirms will not result in a Note Downgrade; or

               (B)  within 5 Business Days of a downgrade of Party A's credit rating to lower than "A3" (long term) by Moody's (or such
                    greater period as agreed with each relevant Designated
                    Rating Agency):

                    (1)  deliver collateral to Party B pursuant to the Credit
                         Support Annex to this Agreement in support of its
                         obligations under this Agreement;

                    (2)  procure the novation of each Transaction to a
                         Replacement Currency Swap Provider where such novation
                         does not result in a Note Downgrade; or

                    (3)  enter into some other arrangement in respect of each
                         Transaction which each Designated Rating Agency
                         confirms will not result in a Note Downgrade; or

          (ii) within 5 Business Days of a downgrade of Party A's credit rating to lower than "F2" (short term) or "BBB+" (long term) by Fitch
               Ratings:

               (A)  procure the novation of each Transaction to a Replacement
                    Currency Swap Provider where such novation does not result in a Note Downgrade; or

               (B)  enter into such other arrangement in respect of each
                    Transaction which each Designated Rating Agency confirms
                    will not result in a Note Downgrade; or

          (iii) after a downgrade of Party A's credit rating to lower than BBB-
               (long term) by S&P:

               (A)  within 1 Business Day, deliver collateral to Party B
                    pursuant to the Credit Support Annex to this Agreement in
                    support of its obligations under this Agreement; and

                                ISDA(R) 1995                                  35

               (B)  within 3 Business Days, procure the novation of each
                    Transaction to a Replacement Currency Swap Provider where
                    such novation does not result in a Note Downgrade.

     (b)  If Party A novates its rights and obligations to a Replacement
          Currency Swap Provider under paragraph (a)(i)(A)(2), (a)(i)(B)(2) or
          (a)(iii)(B) above, Party B agrees to, at the cost of Party A, do all things necessary to effect the novation.

     (c)  If at any time:

          (i)  Party A is assigned a credit rating by each Designated Rating
               Agency at least equal to the Required Rating; or

          (ii) Party A's obligations under this Agreement are novated to a replacement counterparty in accordance with paragraph
               (a)(i)(A)(2), (a)(i)(B)(2) or (a)(iii)(B) above; or

          (iii) some other arrangement is entered into in accordance with paragraph (a)(i)(A)(3), (a)(i)(B)(3) or (a)(ii)(B) above,

          Party B agrees to return equivalent collateral to Party A in accordance with the terms of the Credit Support Annex to this
          Agreement less any collateral previously applied by Party B in accordance with the terms of the Credit Support Annex to this
          Agreement.

(25) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

     (a)  the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (b)  any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to
          Party A for that purpose. Party A is entitled to rely on any such notice.

(26) NO AMENDMENT. Party B agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A (which will not be unreasonably withheld).

(27) TRANSFER. Notwithstanding the provisions of Section 7, Party A may transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any Affiliate
     ("TRANSFEREE") by delivering to Party B and the Manager a notice expressed to be given under this Part 5(27) signed by both Party A and the
     Transferee. Upon delivery of those documents to Party B (but subject to the relevant consents and confirmations being given under this Part 5(27)):

     (a)  The Royal Bank of Scotland plc's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate;

     (b)  The Royal Bank of Scotland plc will be taken to have transferred its rights, powers and privileges under this Agreement and each
          Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this
          Agreement and each Transaction;

                                ISDA(R) 1995                                  36

     (c)  Party B will be taken to have released The Royal Bank of Scotland plc as Party A from all its unperformed and future obligations under this
          Agreement and each Transaction; and

     (d)  This Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of The
          Royal Bank of Scotland plc as Party A.

     A Transferee may utilise this provision as Party A. A transfer under this
     Part 5(27) will be of no force or effect until each Designated Rating
     Agency confirms in writing that such transfer will not result in a Note
     Downgrade.

                                ISDA(R) 1995                                  37

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

THE ROYAL BANK OF SCOTLAND                 PERPETUAL TRUSTEES CONSOLIDATED
PLC                                        LIMITED as trustee of the Trust

By:                                        By:
    ------------------------------------       ---------------------------------

Name:                                      Name:

Title:                                     Title:

                                ISDA(R) 1995                                  38